Exhibit 10.97
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.
SUPPLEMENTAL AGREEMENT NO. 5 to
PURCHASE AGREEMENT NUMBER 04815
between
THE BOEING COMPANY
and
UNITED AIRLINES, INC.
relating to
BOEING MODEL 787 AIRCRAFT
THIS SUPPLEMENTAL AGREEMENT No. 5 (SA-5) is entered into as of October _31_, 2019 by and between The Boeing Company, a Delaware corporation, (Boeing) and United Airlines, Inc., a Delaware corporation, (Customer);
Customer and Boeing entered into Purchase Agreement No. 04815 dated as of the 31st day of May of 2018 as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Model 787 aircraft. This Supplemental Agreement is an amendment to the Purchase Agreement;
WHEREAS, Boeing and Customer agree to incorporate certain terms regarding certain aircraft *** into the Purchase Agreement.
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-5”).
2.Letter Agreements.
Letter Agreement No. UAL-PA-04815-LA-1907123 entitled “Other Special Matters” is added to the Purchase Agreement (identified by “SA-5”) to incorporate certain terms regarding certain aircraft ***.
The rest of the page is intentionally blank. Signature page follows.

UAL-PA-04815    SA-5    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Executive Vice President and Chief Financial Officer
Title	Title

UAL-PA-04815    SA-5    Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
TABLE
1.	787-*** Aircraft Delivery, Description, Price and ***	SA-4
EXHIBITS
A	787-*** Aircraft Configuration
A2	787-*** Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS
AE1.	***/Airframe and *** Features for the 787 Aircraft
BFE1.	BFE Variables 787-*** Aircraft
CS1.	Customer Support Document
EE1.	Engine ***, Engine Warranty and ***
SLP1.	Service Life Policy Components
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-04815    Table of Contents, Page 1 of 4     SA-5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

LA-1802881	Open Configuration Matters
LA-1802882	Special Matters Relating to COTS Software and End User License Agreements
LA-1802883	Installation of Cabin Systems Equipment
LA-1802884	Model 787 Post-Delivery Software & Data Loading
LA-1802885	Aircraft Model ***
Attachment A, 787-***Airframe Pricing of *** Aircraft with ***
Attachment B, 787-***with ***
Attachment C, 787-***with ***
LA-1802886	Special Matters	SA-1
LA-1802887	***
LA-1802888	*** for 787-*** Aircraft
LA-1802889	Demonstration Flight Waiver
LA-1802890	Privileged and Confidential Matters
LA-1802891	787-***
LA-1802892	787 Special Terms – Seats
LA-1802893	AGTA Matters
LA-1802894	Assignment Matters
LA-1802895	*** Matters
LA-1802896	Model 787 e- Enabling
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
LA-1802897	*** Aircraft
	Attachment A-1, 787-***with *** Engines: *** Aircraft Delivery, Description, Price and ***	SA-2
UAL-PA-04815    Table of Contents, Page 2 of 4     SA-5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

	Attachment A-2, 787-***with *** Engines: *** Aircraft Delivery, Description, Price and ***	SA-3
LA-1907123	Other Special Matters	SA-5

UAL-PA-04815    Table of Contents, Page 3 of 4     SA-5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . September 25, 2018
Supplemental Agreement No. 2 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . November 1, 2018
Supplemental Agreement No. 3 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . December 12, 2018
Supplemental Agreement No. 4 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . April 26, 2019
Supplemental Agreement No. 5. . . . . . . . . . . .	. . . . . . . . . . . . . . . . October _31_, 2019

UAL-PA-04815    Table of Contents, Page 4 of 4     SA-5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04815-LA-1907123
United Airlines, Inc.
233 South Wacker Drive
Chicago, IL 60606
Subject:    Other Special Matters
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between Boeing and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. References to the Purchase Agreement are to the Purchase Agreement as amended from time to time, including by way of this Letter Agreement and other letter agreements between Boeing and Customer.
1.Reserved.
2.Reserved.
3.***
4.Reserved.
5.Reserved.
6.Reserved.
7.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
UAL-PA-04815-LA-1907123    Page 5
Other Special Matters    SA-5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

8.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-In-Fact

UAL-PA-04815-LA-1907123    Page 6
Other Special Matters    SA-5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	October 31 , 2019

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04815-LA-1907123    Page 7
Other Special Matters    SA-5
BOEING / UNITED AIRLINES, INC. PROPRIETARY